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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 25, 1998


                          Molten Metal Technology, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-21042                 52-1659959
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)



                     421 Currant Road, Fall River, MA 02720
                     Address of Principal Executive Offices

       Registrant's telephone number, including area code: (508) 675-3900


              400-2 Totten Pond Road, Waltham, Massachusetts 02154 (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

Change of Registrant's Address and Telephone Number

     Effective March 2, 1998, Molten Metal Technology, Inc. (the "Company") moved its corporate offices from Waltham, Massachusetts to Fall River, Massachusetts. The Company's new address and phone number are as follows:

Molten Metal Technology, Inc.
421 Currant Road
Fall River, MA 02720
508-675-3900

Monthly Operating Reports Filed With Federal Trustee

     On December 3, 1997, the Company and its subsidiaries filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The petition was filed in the U.S. Bankruptcy Court for the District of Massachusetts (Eastern Division). The case numbers are as follows:

         Molten Metal Technology, Inc.               97-21385-CJK
         MMT of Tennessee Inc.                       97-21386-CJK
         MMT Federal Holdings, Inc.                  97-21387-CJK
         M4 Environmental Management Inc.            97-21388-CJK
         M4 Environmental L.P.                       97-21389-CJK

     Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting requirements for Chapter 11 cases, the Company is obligated to file Monthly Operating Reports (MORs) with the Federal Trustee for each of these bankruptcy cases. The Company's MORs for these cases for the month ending January 31, 1998, plus a consolidated report, were filed with the Federal Trustee at the U.S. Bankruptcy Court in Boston, Massachusetts on February 25, 1998. Such MORs are attached hereto as Exhibits 99.1 through 99.6 and are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit
Number    Description of Document
------    -----------------------

99.1 Monthly Operating Report (Consolidated) of the Company and its subsidiaries for the month ending January 31, 1998 (1)


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99.2      Monthly Operating Report of the Company for the month ending January
          31, 1998 (1)

99.3 Monthly Operating Report of the Company's subsidiary MMT of Tennessee Inc. for the month ending January 31, 1998 (1)

99.4 Monthly Operating Report of the Company's subsidiary MMT Federal Holdings, Inc. for the month ending January 31, 1998 (1)

99.5 Monthly Operating Report of the Company's subsidiary M4 Environmental Management Inc. for the month ending January 31, 1998 (1)

99.1 Monthly Operating Report of the Company's subsidiary M4 Environmental, L.P. for the month ending January 31, 1998 (1)


(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MOLTEN METAL TECHNOLOGY, INC.



Dated:  March 4, 1998                      By:  /s/ F. GORDON BITTER
                                               ---------------------------
                                               F. Gordon Bitter
                                               Chief Executive Officer and
                                               Chief Financial Officer